MERGER AND REVERSE RECAPITALIZATION	12 Months Ended
Dec. 31, 2022
MERGER AND REVERSE RECAPITALIZATION
MERGER AND REVERSE RECAPITALIZATION

NOTE 3 - MERGER AND REVERSE RECAPITALIZATION

Business Combination Transaction

On May 9, 2022, Lakeshore and ProSomnus Holdings, Inc. executed the Merger Agreement. Pursuant to the Merger Agreement, the business combination was effected in two steps: (i) upon approval and adoption of the Merger Agreement by the shareholders of Lakeshore, Lakeshore reincorporated to the State of Delaware by merging with and into LAAA Merger Corp., a Delaware corporation and wholly-owned subsidiary of Lakeshore (“PubCo”), with PubCo surviving as the publicly traded entity (the “Reincorporation Merger”); and (ii) immediately after the Reincorporation Merger, LAAA Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of PubCo (“Merger Sub”), merged with and into ProSomnus Holdings, Inc., with ProSomnus, surviving as a wholly-owned subsidiary of PubCo (the “Acquisition Merger”). The Merger Agreement was by and among Lakeshore, PubCo, Merger Sub, ProSomnus and HGP II, LLC, as the representative of the stockholders of ProSomnus (“Stockholders’ Representative”), and RedOne Investment Limited, as the representative of the shareholders of Lakeshore. The Reincorporation Merger and the Acquisition Merger are collectively referred to herein as the “Business Combination” and the resulting execution of the transaction is herein referred to as “Merger Transaction”. References to “Legacy ProSomnus” refer to ProSomnus Holdings, Inc. and its consolidated subsidiaries prior to the consummation of the Merger.

On December 6, 2022, Lakeshore consummated a series of transactions that resulted in the combination (the “Business Combination”) of Lakeshore with ProSomnus Holdings, Inc., a Delaware Corporation (“ProSomnus Holdings”) pursuant to the previously announced Agreement and Plan of Merger, dated May 9, 2022 (the “Merger Agreement”), by and among Lakeshore, Merger Sub, RedOne Investment Limited (“Sponsor”), as purchaser representative, Stockholders’ Representative, and ProSomnus Holdings, following the approval at the extraordinary general meeting of the shareholders of Lakeshore held on December 2, 2022 (the “De-SPAC Special Meeting”). Pursuant to the Merger Agreement, Lakeshore merged with and into PubCo, Merger Sub merged with and into ProSomnus Holdings, and Surviving Pubco changed its name to ProSomnus, Inc., resulting in ProSomnus Holdings being a wholly owned subsidiary of ProSomnus, Inc.

Simultaneous with the closing of the Business Combination, the Company also completed a series of private financings, issuing and selling 1,025,000 shares of its common stock in a private placement to certain PIPE investors (the “Equity PIPE Offering”), entering into non-redemption agreements with holders of an aggregate of approximately 0.48 million public shares of common stock of Lakeshore, and issuing an aggregate of $16.96 million principal value senior secured convertible notes (the “Senior convertible notes”) and an aggregate of $17.45 million principal value subordinated secured convertible notes (the “Subordinated convertible notes”) to certain investors pursuant to previously announced Senior Securities Purchase Agreement and Subordinated Securities Purchase Agreement, each dated August 26, 2022. Pursuant to the terms of the Merger Agreement, the total consideration for the Business Combination and related transactions (the “Merger Consideration”) was approximately $113 million. In connection with the De-SPAC Special Meeting, holders of 2,380,246 shares of Lakeshore ordinary shares sold in its initial public offering exercised their right to redeem those shares for cash prior to the redemption deadline of November 30, at a price of $10.238 per share, for an aggregate payment from Lakeshore’s trust account of approximately $24.37 million.

As a result of the Reincorporation Merger and the Business Combination, holders of Lakeshore ordinary shares automatically received common stock of the Company, and holders of Lakeshore warrants automatically received warrants of the Company with substantively identical terms. At the Closing of the Business Combination, 1,054,390 ordinary shares of Lakeshore owned by the Sponsor, which we refer to as the founder shares, automatically converted into an equal number of shares of the Company common stock, and 196,256 Private Placement Warrants held by the Sponsor, each exercisable for one ordinary share of Lakeshore at $11.50 per share, automatically converted into warrants to purchase one share of Surviving Pubco common stock at $11.50 per share with substantively identical terms. An aggregate of 4,597,180 warrants were issued to holders of Lakeshare founder shares, and private and public warrant holders, as a result of the Business Combination, see Footnote 9 – Common Stock Warrants.

Additionally, Legacy ProSomnus stockholders (other than holders of ProSomnus Subordinated Debt) are entitled to receive up to 3.0 million Earn-out shares in three tranches:

●	the first tranche of 1.0 million Earn-out shares will be issued when the volume-weighted average price per share of PubCo Common Stock is $12.50 or greater for 20 trading days in any consecutive 30 trading day period commencing 6 months after the Closing and ending at the third anniversary of the Closing;

●	the second tranche of 1.0 million Earn-out shares will be issued when the volume-weighted average price per share of PubCo Common Stock is $15.00 or greater for 20 trading days in any consecutive 30 trading day period commencing 6 months after the Closing and ending at the third anniversary of the Closing; and

●	the third tranche of 1.0 million Earn-out shares will be issued when the volume-weighted average price per share of PubCo Common Stock is $17.50 or greater for 20 trading days in any consecutive 30 trading day period commencing 6 months after the Closing and ending at the third anniversary of the Closing.

The Earn-out shares will be allocated among Legacy ProSomnus’s stockholders in proportion to the number of shares issued to them at the closing that continue to be held by them.

Concurrently with the execution of the Merger Agreement, in May and September 2022, the Company and certain holders of the Bridge Loans executed a conversion addendum. Upon notice of the Business Combination Agreement, the holders of the Bridge Loans had up to 10 days to elect to convert into Series A Redeemable Convertible Preferred Stock. Immediately prior to the closing of the Business Combination, the Bridge Loans automatically converted into the number of Series A Redeemable Convertible Preferred Stock as equal to the repayment amount of the Bridge Loans divided by the Conversion Price. The Conversion Price is defined as the quotient of the aggregate consideration to be paid to all holders of the Series A Redeemable Convertible Preferred Stock divided by the outstanding number of Series A Redeemable Convertible Preferred Stock, including the shares into which the Bridge Loans convert. Holders of Bridge Loans totaling $2,550,000 elected to convert, immediately prior to the Acquisition Merger. The remaining $100,000 principal amount of the Bridge Loan and accrued and unpaid interest thereon was paid in cash at closing of the Acquisition Merger. In addition, the indebtedness arising under ProSomnus’s loan agreement dated August 9, 2019, by and among ProSomnus Sleep Technologies, Inc. and the lenders signatory thereto, in the aggregate principal amount of $6,490,000 (collectively with the Bridge Loan, the “ProSomnus Subordinated Debt”), also converted into shares of ProSomnus Common Stock immediately prior to the Acquisition Merger.

On June 29, 2022, Legacy ProSomnus entered into the Second Amendment and Loan Security Agreement (“Second Amendment”) to the subordinated loan and security agreement effective in April 2021. The Second Amendment established a convertible bridge loan advance of up to $2,000,000 to ProSomnus from the lender (“Convertible Bridge Loan Advance”). The interest rate of the Convertible Bridge Loan Advance was 14% and the maturity date was the earlier of the date of the bridge loan conversion event or June 29, 2023. The bridge loan conversion event was the termination of the Merger Agreement or the occurrence of any event that would result in the termination of the Merger Agreement as defined in the Merger Agreement. If the bridge loan conversion had not occurred, and the Convertible Bridge Loan Advance was not repaid in full on the maturity date, the default interest would bear additional 6.0% per annum. Interest was to be paid in arrears at December 29, 2022 and at the maturity date. Prepayment of the Convertible Bridge Loan Advance was permitted in increments of $100,000 at any time, and the prepayment requires the payment of all accrued and unpaid interest as well as a prepayment premium. The prepayment premium was the incremental amount of interest that would have been paid for the term of the convertible bridge advance and had not yet been paid. ProSomnus had received $2,000,000 from the Convertible Bridge Loan Advance as of November 30, 2022.

On December 2, 2022, the Company entered into a Securities Exchange Agreement with holders of the Subordinated Loan and Security agreement and the holders of Convertible Bridge Loan Advance. The Company also executed a payment arrangement with other debt holders on December 6, 2022. The Company agreed to the following key terms and conditions with the holders under these arrangements.

-The Company agreed to exchange an aggregate of $800,000 of existing debt for common stock. An aggregate of 80,000 shares were issued for such debt, along with a bonus of 65,604 shares under this arrangement.
-The Company executed on the Subordinated Securities Purchase Agreement dated August 26, 2022, to issue subordinated notes worth $2,547,879 pursuant to the terms and conditions of such agreement with the holders. The Company issued 42,464 shares of common stock and warrants to purchase 296,456 shares of common stock along with this note.
-The Company paid off the remaining balance of $9,719,135 of the Subordinated Loan and Security Agreement in cash on close of the merger transaction.

All the warrants issued pursuant to the subordinated loan and security agreements were exercised immediately prior to the merger transaction. The Company issued 161,112 shares of Series B redeemable preferred stock to the warrant holders as a cashless exercise. This Series A Redeemable Convertible Preferred Stock was converted to common stock on the close of the merger transaction.

The Company executed on the above terms and conditions on close of the merger transaction. The Company recorded a loss on extinguishment of debt of $2.4 million for the subordinated loan and security agreement and convertible bridge loan advance in accordance with ASC 470-50, Debt-Modifications and Extinguishments. There was no outstanding balance on these loans as of December 31, 2022.

Immediately prior to the closing of the Business Combination, the following transactions occurred:

Legacy ProSomnus Series B Convertible Preferred Stock

●	2020 Preferred Series B warrant holders and 2021 Preferred Series B warrant holders exercised their 322,223 warrants, by way of cashless exercise, for 161,112 of Legacy ProSomnus’s Series B convertible preferred stock

Legacy ProSomnus Series A Redeemable Convertible Preferred Stock

●	The Subordinated Notes automatically converted into the number of Series A Redeemable Convertible Preferred Stock as equal to the repayment amount of the Bridge Loans divided by the Conversion Price. The Company had issued 10,029 shares of Series A Redeemable Convertible Preferred Stock, which got converted into 1,002,869 shares of common stock on the date of the merger transaction based on proceeds of $10.03 million
●	Holders of Bridge Loan (Unsecured Subordinated Promissory Notes) elected to convert into Series A Redeemable Preferred Stock. The aggregate amount due, including interest and Bridge Loan Kickers, was $3,052,065, amounting to 3,052 shares of Series A Redeemable Convertible Preferred Stock, this was converted into 305,206 shares of common stock
●	Certain Legacy ProSomnus holders received an aggregate of 5,945 shares of Series A Redeemable Convertible Preferred Stock

Legacy ProSomnus Common Stock

●	Options to purchase 600,000 shares of Common C stock immediately vested prior to the closing of Business Combination.

At the Closing, each issued share of Legacy ProSomnus outstanding immediately prior to the closing, was automatically converted into the right to receive shares of the Company’s Common Stock, par value $0.0001 (“Common Stock”) at a purchase price of $10.00 as defined in the Merger Agreement.

The company issued an aggregate of 7,208,865 shares of common stock for Legacy ProSomnus Preferred stock as below:

●	All 7,288,333 shares of Legacy ProSomnus’s outstanding Series B convertible preferred stock and the additional 161,112 Preferred B shares from warrant exercise, totalling 7,449,445 shares; were converted into 2,623,800 shares and 58,000 shares of ProSomnus’s common stock, respectively.
●	All 45,270 shares of Legacy ProSomnus Series A Redeemable Convertible Preferred Stock were converted into 4,527,065 shares of ProSomnus’s common stock.

All 25,420,893 shares of Legacy ProSomnus’s Series A Common stock, Series B Common stock and Series C Common stock were converted into 4,084,418 shares of ProSomnus’s common stock.

Immediately prior to the Closing of the Business Combination, the Company issued and sold 1,025,000 shares of common stock (the “PIPE – Equity Shares”) to the PIPE Investors for gross proceeds of $10,250,000. The PIPE – Equity Shares investors also received an additional 805,133 bonus shares; total issuance to PIPE – Equity investors was 1,830,133 shares of the Company.

Non-redeeming shareholders of Lakeshore retained an aggregate of 480,637 shares, and, the non-redeeming shareholders that entered into agreements with Lakeshore and ProSomnus to not redeem received an aggregate of 340,085 bonus shares; total issuance to these Lakeshare stockholders was 820,722 shares of the Company.

The total of 1,145,218 bonus shares referenced above, issued on close of the Merger transaction by Prosomnus, were sourced from transfer of founder shares, forfeiture of shares by placement agents and new issuances as below:

●	574,035 founder shares were transferred to non-redeeming shareholders that entered into agreements with Lakeshore and ProSomnus to not redeem and new PIPE investors, as a source of bonus shares.
●	Underwriters, advisors and convertible notes placement agents totally forfeited $1,640,010 of compensation in exchange of new issuance of 164,010 shares as a source of bonus shares, to be issued to non-redeeming shareholders that entered into agreements with Lakeshore and ProSomnus to not redeem and new PIPE investors.
●	The company issued an additional 407,173 of common shares for distribution of bonus shares.

In connection with agreements with certain Underwriters, Advisors and Convertible notes placement agents, the Company issued an aggregate of 716,223 shares of Company’s common stock in lieu of cash fees of $7.16 million, net of forfeited compensation, at the close of the Merger transaction.

In connection with the Senior and Subordinated Convertible Notes, the Company issued to the holders of Convertible Notes, warrants to purchase an aggregate of 1,914,907 shares of Company’s Common Stock at an exercise price of $11.50 per share, and issued an aggregate of 326,713 shares of Company’s Common Stock.

The Merger is accounted for as a reverse recapitalization under accounting principles generally accepted in the United States (“GAAP”). This determination is primarily based on Legacy ProSomnus stockholders comprising a relative majority of the voting power of ProSomnus and having the ability to nominate the members of the Board, Legacy ProSomnus’s operations prior to the acquisition comprising the only ongoing operations of ProSomnus, and Legacy ProSomnus’s senior management comprising a majority of the senior management of ProSomnus. Under this method of accounting, while the legal acquirer in the Merger Agreement is Lakeshore, for financial accounting and reporting purposes under GAAP, ProSomnus will be the accounting acquirer and the Business Combination will be accounted for as a “reverse recapitalization.” A reverse recapitalization does not result in a new basis of accounting, and the financial statements of the combined entity represent the continuation of the financial statements of ProSomnus Inc. in many respects. Accordingly, for accounting purposes, the financial statements of ProSomnus Inc. represent a continuation of the financial statements of ProSomnus Inc. with the Business Combination treated as the equivalent of ProSomnus Inc. issuing stock for the net assets of Lakeshore, accompanied by a recapitalization. The net assets of Lakeshore will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Business Combination will be presented as those of ProSomnus Inc.

In connection with the Merger, the Company raised $45.17 million of proceeds including the contribution of $4.92 million of cash held in Lakeshore’s trust account from its initial public offering, net of redemptions of Lakeshore’s public stockholders of $24.4 million; $10.25 million of gross proceeds in connection with the PIPE Equity financing and approximately $30 million in gross proceeds from the Convertible Notes (Senior and Subordinated Convertible Notes) offering. These proceeds were used to pay transaction expenses and other liabilities of Lakeshore, pay certain transaction expenses of ProSomnus, and pay off approximately $11.53 million in debt of ProSomnus at closing, with the remaining being deposited in ProSomnus’ cash account.